Exhibit 99.2

© 2020 Axcella Health Inc. All rights reserved. NASDAQ: AXLA AXA1125 - 003 Top - Line Data May 6, 2020

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the characteristics, competitive position and development potential of the company's EMM product candidates, including for AXA1125 and AXA1665, the design, status and timing of the company's ongoing clinical studies and planned IND-enabled clinical trials, the company's anticipated program milestones, including the timing of AXA1665-002 and AXA4010 top line data readouts, the subject and timing of the company's planned interactions with the FDA on the AXA1665 and AXA1125 programs, including potential timing of IND application submissions, and the potential of the company's product candidates to impact health and/or disease, including AXA1125's potential in NASH and AXA1665's potential in OHE. The words "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to the potential impact of COVID-19 on the company's ability to conduct and complete its ongoing or planned clinical studies and IND enabled clinical trials and planned interactions and submissions to FDA or other regulatory authorities in a timely manner or at all due to patient or principal investigator recruitment or availability challenges, clinical trial site shutdowns or other interruptions and potential limitations on the quality, completeness and interpretability of data we are able to collect in our ongoing AXA1665-002 and AXA4010-001 clinical studies and potential delays in disclosure of the same, other potential impacts of COVID-19 on our business and financial results, including with respect to our ability to raise additional capital and operational disruptions or delays, changes in law, regulations, or interpretations and enforcement of regulatory guidance, whether data readouts and/or FDA feedback support our IND submission and clinical trial initiation plans and timing, clinical trial design and target indication for AXA1125 and AXA1665, the clinical development and safety profile of the company's product candidates and their health or therapeutic potential, whether and when, if at all, the company's product candidates will receive approval from the FDA or other comparable regulatory authorities, and for which, if any, indications, competition from other biotechnology companies, past results from clinical studies not being representative of future results, and other risks identified in the company's SEC filings, including Axcella's Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the SEC. The company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Axcella disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this presentation represent the company's views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The company explicitly disclaims any obligation to update any forward-looking statements.

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About Axcella's Development Model and Clinical Approach

EMMs have a fundamental role in biology and function. Using the Axcella Knowledge Base, Axcella designs and develops novel EMM compositions to engage identified biologies and pathways. Axcella then selects whether to evaluate a product candidate in a non-investigational new drug application (non-IND) clinical study under U.S. Food and Drug Administration regulations and guidance supporting research with food, or under an IND clinical trial. Axcella's non-IND clinical studies evaluate product candidates for safety, tolerability and effects on the normal structures and functions in humans, including in individuals with disease. The company's non-IND clinical studies include a substantial number of biomarkers that may inform biologies relevant to health but are not designed or intended to evaluate a product candidate's ability to diagnose, cure, mitigate, treat or prevent a disease or other health condition. They are conducted at reputable medical centers following Good Clinical Practices (GCPs), including Institutional Review Board (IRB) approval, and utilize qualified investigators. Using a combination of data from these studies and/or other relevant information, the company decides whether to advance a product candidate's development as a therapeutic or supplement (independently or in partnership), or terminate its development.

To date, Axcella has evaluated its current product candidates as investigational food products in non-IND clinical studies. Axcella has determined its lead compounds – AXA1665 and AXA1125 – to be therapeutic product candidates, meaning that pending and subject to final data readouts from ongoing non-IND clinical studies and FDA feedback, any future development of these product candidates will be under IND clinical trials. These IND clinical trials would therefore be designed to evaluate each product candidate's ability to diagnose, cure, mitigate, treat or prevent targeted diseases. The company's current plans are to target OHE with AXA1665 and NASH with AXA1125 in IND clinical trials.

In the future, if Axcella decides to pursue therapeutic development for a new product candidate, it will initiate clinical development under an IND-enabled trial.

This presentation refers to Axcella's non-IND clinical studies as "Clinical Studies" and its planned IND-enabled clinical trials as "Clinical Trials."

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© 2020 Axcella Health Inc. All rights reserved.
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© 2020 Axcella Health Inc. All rights reserved. 4 EMM, Endogenous Metabolic Modulator; FDA, U.S. Food and Drug Administration; NASH, nonalcoholic steatohepatitis. AXA1125: A Potential First - Line NASH Therapy • AXA1125 - 003 findings further validate Axcella’s platform and approach utilizing EMMs • Multifactorial activity observed for both AXA1125 and AXA1957, while being well tolerated • AXA1125 generated more clinically relevant reductions in liver fat content, insulin resistance and fibroinflammation markers when compared with AXA1957 – Greater activity in key markers seen among subjects with type 2 diabetes receiving AXA1125 • Plan to engage with FDA to discuss an IND application for AXA1125, a proposed Phase 2b clinical trial in adults and Axcella’s pediatric development program

© 2020 Axcella Health Inc. All rights reserved. 5 Axcella’s Focus: Endogenous Metabolic Modulators (EMMs) EMMs Act as Signaling Agents and Master Regulators in Human Biology • EMMs, including amino acids, are well established agents used to support health • Single EMMs and simple EMM combinations have been approved as treatments for various diseases • Leveraging advances in machine learning and systems biology, Axcella is developing novel EMM compositions that: – Include up to 10 amino acids and derivatives – Are designed to affect multiple biological pathways simultaneously – Have disease - modifying potential Circulatory System Liver Adipose Tissue GI Tract Central Nervous System Immune System Kidneys Skeletal Muscle

© 2020 Axcella Health Inc. All rights reserved. 6 1. Company estimates based on Decision Resources Group (DRG). Non - alcoholic Steatohepatitis Landscape & Forecast. DRG 2. Cusi , K. Diabetologia . 2016 NASH: A Complex Disease with High Unmet Needs Metabolism Fibrosis Inflammation State of the market: • >15 million U.S. patients and growing 1 • Similar prevalence in the European Union 5 • 30 - 40% of the population is diabetic 2 • Expected to be the leading liver transplant cause this year • U.S. market expected to reach at least $8 billion by 2027 1 State of development: • No approved therapies in the U.S. • Single - target mechanisms for most agents in development • Safety/tolerability challenges (lipids, pruritis, etc.) • Combination therapy already an area of focus • Very limited pediatric development activity Potential Axcella Differentiators: • Oral candidate for first - line therapy • Multi - targeted approach • Favorable safety/tolerability profile to date • Amenable to combination approaches • Planning for pediatric development

AXA1125 - A Novel Oral Product Candidate for NASH

Designed to target multiple metabolic pathways; potential for multifactorial activity relevant to NASH



1125
Arg
Gln
Nac
Leu
Val
Ile
Reduce Inflammation/Injury
Gln
Arg
↑ Gut barrier/ tight junction
↓ Endotoxin
↓ Inflammation
Improve Metabolism
Leu
Ile
Val
↑ Ketones
↑ Carnitines
↓ Non-dosed AAs
↑ Glucose uptake
↑ PPARα
↑ AMPK
↓ Lipotoxicity
↑ Insulin sensitivity
Arg
↑ NO
↑ Urea cycle
↓ NH3
↑ Urea
Prevent Fibrosis Progression
Nac
↑ GSH
↓ ROS
↓ Hif1α
↓ NFκB
↓ TGFβ
↓ Hepatic stellate cell activation & fibrogenesis

Hypothesized mechanisms depicted above.

AAs, amino acids; AMPK, AMP-activated protein kinase; Arg, arginine; Gln, glutamine; GSH, glutathione; Hif1α, hypoxia-inducible factor 1 alpha; GSH, glutathione; Ile, isoleucine; Leu, leucine; Nac, N-acetylcysteine; NASH, nonalcoholic steatohepatitis; NFκB, nuclear factor kappa-light-chain-enhancer of activated B cells; NH3, ammonia; NO, nitric oxide; PPARα, peroxisome proliferator-activated receptor alpha; ROS, reactive oxygen species; TGFβ, transforming growth factor beta; Val, valine.

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© 2020 Axcella Health Inc. All rights reserved.
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© 2020 Axcella Health Inc. All rights reserved. 8 1. Non - IND Clinical Study initiated prior to therapeutic development path decision. Please refer to slide 3 for further detail. 23 subjects received AXA1125 24 g TID and had baseline PDFF >10%; 5 received AXA1125 24 g TID with baseline PDFF <10%; 4 rece ive d AXA1125 6 g TID. ALT, alanine aminotransferase; IND, investigational new drug; MRI - PDFF, magnetic resonance imaging proton density fat fraction; NAFLD, n on - alcoholic fatty liver disease ; ProC3, propeptide of type III collagen; TID, 3 times a day. Positive Results Seen in Previous Clinical Study of AXA1125 AXA1125 - 002: A single - arm Clinical Study of 32 subjects with type 2 diabetes and NAFLD Reduced ProC3 (fibrogenic marker) 0 30 Day 1 n=22 Week 12 n=18 Mean proC3 (ng/mL) Reduced ALT ( inflammation marker) 0 60 Day 1 n=22 Week 12 n=13 Mean ALT (U/L) 0 20 Day 1 n=22 Week 12 n=13 Reduced Liver Fat (MRI - PDFF) Mean PDFF (%) Inflammation Fibrosis Metabolism

Design of AXA1125-003

STUDY BACKGROUND[1]

Primary endpoint: Safety & tolerability

Key assessments include:

- Liver structure by MRI-PDFF and cT1
- Liver function: Markers of glucose and lipid homeostasis, inflammation, apoptosis, and fibrosis

Not powered for statistical significance

STUDY DESIGN

Multicenter (Summit Network), 16-week, randomized, placebo-controlled Clinical Study of AXA1125 and AXA1957

Key inclusions: >10% fat by MRI-PDFF, cT1 >830 mSec

Stratified by T2D and non-diabetic subjects



16 WEEKS
2 WEEKS
D1: MRI, oGTT, BMx
W8: MRI, oGTT, BMx
W16: MRI, oGTT, BMx
W1 W2 W4
W12
W18
-6W
Screening
2:1 Randomization (N=102)
AXA1125 24.0g BID (48.0g/d) (n=29)
AXA1957 20.3g BID (40.6g/d) (n=32)
AXA1957 13.5g BID (27.0g/d) (n=26)
Placebo 24.0g BID[2] (48.0g/d) (n=15)
Follow-up

1. Non-IND Clinical Study initiated prior to therapeutic development path decision. Please refer to slide 3 for further detail.
2. Calorie-matched placebo control.

BID, 2 times a day; BMx, biomarkers; D, Day; cT1, corrected T1; IND, investigational new drug; MRI-PDFF, magnetic resonance imaging proton density fat fraction; oGTT, oral glucose tolerance test; T2D, type 2 diabetes; W, Week.

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© 2020 Axcella Health Inc. All rights reserved.
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Demographics Indicative of a Population with Presumed NASH

Baseline Demographic/Metric	Placebo (n=15)	AXA1125 (n=29)	AXA1957 high (n=32)	AXA1957 low (n=26)
Age, mean (SD), years	53.2 (9.62)	49.2 (12.79)	50.1 (12.79)	49.6 (10.74)
Sex				
Female, n (%)	10 (66.7)	17 (58.6)	19 (59.4)	16 (61.5)
Male, n (%)	5 (33.3)	12 (41.4)	13 (40.6)	10 (38.5)
Weight, mean (SD), kg	118.25 (31.75)	102.86 (23.82)	102.31 (26.14)	106.24 (23.50)
BMI, mean (SD), kg/m^2	42.0 (9.39)	36.8 (7.32)	38.5 (8.49)	37.4 (6.11)
Diagnosed type 2 diabetes, n (%)	6 (40.0)	12 (41.4)	12 (37.5)	10 (38.5)
Metabolism				
Liver fat content by MRI-PDFF, %	21.19 (1.51)	22.35 (0.93)	22.27 (0.93)	21.01 (1.16)
HOMA-IR	8.59 (1.23)	13.51 (3.39)	10.82 (1.78)	9.62 (1.35)
Inflammation				
ALT, U/L	50.5 (8.73)	55.2 (4.89)	50.5 (4.11)	60.6 (5.66)
AST, U/L	41.3 (34.3)	37.3 (22.7)	40.6 (21.0)	34.9 (16.6)
cT1, mSec	1022.3 (41.35)	960.6 (16.84)	1017.2 (24.30)	959.5 (21.67)
Fibrosis				
Fibroscan score, mean (SD), kPa	13.51 (5.69)	11.73 (6.67)	11.18 (3.82)	16.31 (15.76)
ProC3, ng/mL	15.85 (1.82)	17.07 (1.56)	16.76 (1.73)	17.02 (1.90)

All values are mean (SE) unless otherwise noted.
ALT, alanine aminotransferase; AST, alanine transaminase; BMI, body mass index; cT1, corrected T1; HOMA-IR, homeostasis model assessment of insulin resistance; MRI-PDFF, magnetic resonance imaging proton density fat fraction; ProC3, propeptide of type III collagen; SD, standard deviation; SE, standard error.

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11 © 2020 Axcella Health Inc. All rights reserved. Activity Seen in Subjects Receiving AXA1125 vs. Placebo

© 2020 Axcella Health Inc. All rights reserved. 12 - 0.7 - 3.4 -6 -4 -2 0 Absolute change, mean (SE), ng/mL - 1.9 - 7.5 -14 -7 0 Relative change, mean (SE), % *p<0.05 versus placebo. ALT, alanine aminotransferase; cT1, corrected T1; FIB - 4, fibrosis 4; HOMA - IR, homeostasis model assessment of insulin resistance ; MRI - PDFF, magnetic resonance imaging proton density fat fraction; ProC3, propeptide of type III collagen; SE, standard error. AXA1125: Reductions Noted in Key Biomarkers Changes from baseline at week 16 Inflammation Fibrosis Metabolism - 5.7 - 22.9 -30 -20 -10 0 Relative change, mean (SE), % - 7.2 - 21.9 -30 -20 -10 0 Relative change, mean (SE), % 18.3 - 69.6 -90 -70 -50 -30 -10 10 30 50 Absolute change, mean (SE), mSec * 0.7 - 4.4 -9 -6 -3 0 3 Absolute change, mean (SE) MRI - PDFF ALT ProC3 HOMA - IR cT1 FIB - 4 Placebo AXA1125 n = 12 26 n = 12 26 n = 12 26 n = 11 25 n = 12 26 n = 10 24

© 2020 Axcella Health Inc. All rights reserved. 13 - 21.4 - 16.2 -45 -30 -15 0 Relative change, mean (SE), % ALT, alanine aminotransferase; cT1, corrected T1; FIB - 4, fibrosis 4; HOMA - IR, homeostasis model assessment of insulin resistance ; MRI - PDFF, magnetic resonance imaging proton density fat fraction; ProC3, propeptide of type III collagen; SE, standard error. AXA1125: Even Greater Activity Seen in Subjects with Diabetes Changes from baseline at week 16 Inflammation Fibrosis Metabolism - 8.3 - 31.2 -40 -20 0 Relative change, mean (SE), % - 13.9 - 34.6 -50 -25 0 Relative change, mean (SE), % - 42.7 - 105.1 -150 -120 -90 -60 -30 0 Absolute change, mean (SE), mSec - 3.5 - 5.3 -9 -6 -3 0 Absolute change, mean (SE), ng/mL - 0.8 - 9.2 -18 -15 -12 -9 -6 -3 0 Absolute change, mean (SE) Placebo AXA1125 MRI - PDFF ALT ProC3 HOMA - IR cT1 FIB - 4 n = 3 11 n = 3 11 n = 3 11 n = 3 10 n = 3 11 n = 2 10

© 2020 Axcella Health Inc. All rights reserved. 14 HbA1c, glycated hemoglobin; SE, standard error. AXA1125: Insulin and Glucose Changes in Type 2 Subjects with Diabetes Changes from baseline at week 16 - 4.0 - 14.0 -30 -25 -20 -15 -10 -5 0 Absolute change, mean (SE), mIU/L Fasting Insulin - 0.3 - 0.7 -1 -0.9 -0.8 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0 Absolute change, mean (SE), % HbA1C - 9.0 - 23.4 -40 -35 -30 -25 -20 -15 -10 -5 0 Absolute change, mean (SE),mg/dL/L Fasting Glucose n = 3 11 n = 3 11 Placebo AXA1125 n = 3 11

15 © 2020 Axcella Health Inc. All rights reserved. Activity Seen in Subjects Receiving AXA1125 and AXA1957 vs. Placebo

© 2020 Axcella Health Inc. All rights reserved. 16 HOMA - IR, homeostasis model assessment of insulin resistance; MRI - PDFF, magnetic resonance imaging proton density fat fraction; S E, standard error. Greater Metabolism Activity with AXA1125 Changes from baseline at week 16 Metabolism Placebo AXA1125 AXA1957 High AXA1957 Low - 5.7 - 22.9 - 8.1 - 20.3 -30 -25 -20 -15 -10 -5 0 Relative change, mean (SE), % 8.3 38.5 19.2 22.7 0 10 20 30 40 Subjects, % - 1.2 - 5.2 - 2.1 - 3.6 -7 -6 -5 -4 -3 -2 -1 0 Absolute change, mean (SE), % Relative Reduction in MRI - PDFF ≥30% Relative Reduction in MRI - PDFF Absolute Reduction in MRI - PDFF 0.7 - 4.4 8.4 1.4 -8 -4 0 4 8 12 16 Absolute change, mean (SE) Absolute Reduction in HOMA - IR n = 12 26 26 22 n = 12 26 26 22 n = 12 26 26 22 n = 12 26 25 22

© 2020 Axcella Health Inc. All rights reserved. 17 n = 12 26 26 22 25.0 38.5 37.0 31.8 0 10 20 30 40 Subjects, % *p<0.05 versus placebo. ALT, alanine aminotransferase; cT1, corrected T1; SE, standard error . Greater Impact on Inflammation with AXA1125 Changes from baseline at week 16 Inflammation Placebo AXA1125 AXA1957 High AXA1957 Low - 7.2 - 21.9 - 20.7 - 19.2 -30 -25 -20 -15 -10 -5 0 Relative change, mean (SE), % 18.3 - 69.6 - 34.7 - 39.7 -90 -70 -50 -30 -10 10 30 50 Absolute change, mean (SE), mSec Relative Reduction in ALT ≥17 U/L Reduction in ALT Absolute Reduction in cT1 16.7 34.6 23.1 22.7 0 5 10 15 20 25 30 35 Subjects , % ≥80 mSec Reduction in cT1 * n = 12 26 27 22 n = 12 26 27 22 n = 12 26 26 22

© 2020 Axcella Health Inc. All rights reserved. 18 FIB - 4, fibrosis 4; ProC3, propeptide of type III collagen; SE, standard error. Equivalent Activity on Fibrosis Markers with AXA1125 Changes from baseline at week 16 Fibrosis - 0.7 - 3.4 - 4.1 - 3.1 -6 -5 -4 -3 -2 -1 0 Absolute change, mean (SE), ng/mL - 1.9 - 7.5 - 3.3 - 4.4 -14 -12 -10 -8 -6 -4 -2 0 Relative change, mean (SE), % - 3.6 - 13.6 - 15.6 - 9.4 -25 -20 -15 -10 -5 0 Relative change, mean (SE), % Relative Reduction in proC3 Relative Reduction in FIB - 4 Absolute Reduction in ProC3 Placebo AXA1125 AXA1957 High AXA1957 Low n = 10 24 25 22 n = 10 24 25 22 n = 11 25 27 22

© 2020 Axcella Health Inc. All rights reserved. 19 33.0 45.5 0 10 20 30 40 50 Subjects , % 33.0 63.6 0 10 20 30 40 50 60 70 Subjects, % 0.0 54.5 0 20 40 60 Subjects, % 1. Loomba, R. et al. Hepatology. January 2020 2. Loomba, R. et al. Gastroenterology. January 2019 ALT, alanine aminotransferase; cT1, corrected T1; MRI - PDFF, magnetic resonance imaging proton density fat fraction; NASH, nonalc oholic steatohepatitis; NAFLD, n on - alcoholic fatty liver disease; SE, standard error. AXA1125: Meaningful Thresholds of Activity Achieved Increasing evidence linking PDFF, ALT and cT1 with improved histological outcomes Placebo AXA1125 ≥17 U/L Reduction in ALT 16.7 34.6 0 7 14 21 28 35 Subjects , % ≥80 mSec Reduction in cT1 25.0 38.5 0 10 20 30 40 Subjects, % n = 12 26 n = 12 26 ≥30% Reduction in MRI - PDFF 8.3 38.5 0 10 20 30 40 Subjects, % n = 12 26 All Subjects Diabetic Subjects 0 n = 3 11 n = 3 11 n = 3 11 ALT cT1 PDFF ≥17 U/L reduction associated with histologic response in NASH 2 >80 mSec reduction may correlate with a 2 pt. NAFLD score improvement ≥30% reduction associated with histologic response in NASH 1

AXA1125 and AXA1957 were Generally Well Tolerated

- AEs were mild to moderate
- Most frequent AEs for AXA1125 involved GI issues:
  - These AEs were generally mild and transient, self-resolving in two to three weeks on average
- Only one discontinuation due to AEs for placebo and AXA1125
- Two SAEs reported; both assessed as unrelated to study product administration
- No meaningful changes seen in lipids or weight in active arms

Subjects with product-emergent AEs, n (%)[1]	Placebo (n=15)	AXA1125 (n=29)	AXA1957 High (n=32)	AXA1957 Low (n=26)
All PEAEs	10 (66.7)	24 (82.8)	19 (59.4)	19 (73.1)
All PEAEs reported in >10% for any arm:				
Diarrhea	1 (6.7)	10 (34.5)	6 (18.8)	3 (11.5)
Nausea	1 (6.7)	4 (13.8)	3 (9.4)	3 (11.5)
Upper respiratory infection	1 (6.7)	4 (13.8)	2 (6.3)	0
Decreased appetite	0	3 (10.3)	1 (3.1)	2 (7.7)
Headache	1 (6.7)	1 (3.4)	2 (6.3)	4 (15.4)

Severity of product-emergent AEs, n (%)[1]		Placebo (n=15)	AXA1125 (n=29)	AXA1957 High (n=32)	AXA1957 Low (n=26)
Diarrhea	Mild	1 (6.7)	6 (20.7)	5 (15.6)	3 (11.5)
	Moderate	0	4 (13.8)	1 (3.1)	0
	Severe	0	0	0	0
Nausea	Mild	1 (6.7)	3 (10.3)	2 (6.3)	1 (3.8)
	Moderate	0	1 (3.4)	1 (3.1)	2 (7.7)
	Severe	0	0	0	0

1. Safety based on what subject received on day 1 of dosing. Subjects counted only once if they had more than one event reported during the product administration period.
AE, adverse event; GI, gastrointestinal; SAE, serious adverse event; PEAEs, product-emergent adverse events

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© 2020 Axcella Health Inc. All rights reserved. 21 EMM, Endogenous Metabolic Modulator; FDA, U.S. Food and Drug Administration; NASH, nonalcoholic steatohepatitis. AXA1125: A Potential First - Line NASH Therapy • AXA1125 - 003 findings further validate Axcella’s platform and approach utilizing EMMs • Multifactorial activity observed for both AXA1125 and AXA1957, while being well tolerated • AXA1125 generated more clinically relevant reductions in liver fat content, insulin resistance and fibroinflammation markers when compared with AXA1957 – Greater activity in key markers seen among subjects with type 2 diabetes receiving AXA1125 • Plan to engage with FDA to discuss an IND application for AXA1125, a proposed Phase 2b clinical trial in adults and Axcella’s pediatric development program

Multiple Anticipated Milestones in 2020

THERAPEUTIC PRODUCT CANDIDATES

AREA OF FOCUS	PRODUCT CANDIDATE	POTENTIAL INDICATION	Q1 2020	Q2 2020	Q3 2020[1]	Q4 2020[1]
LIVER	AXA1125	NASH	✓ Reported interim findings from AXA1125-003	✓ Reported top-line data from AXA1125-003	Engage with FDA regarding potential Phase 2b Clinical Trial and pediatric development program	
	AXA1665	Reduction in Risk of Overt Hepatic Encephalopathy Recurrence	✓ Completed enrollment in AXA1665-002		Report top-line data from AXA1665-002	Submit IND application to FDA and initiate potential Phase 2b/3 Clinical Trial[2]

EARLY-STAGE PIPELINE

AREA OF FOCUS	PRODUCT CANDIDATE	SUBJECTS STUDIED	Q1 2020	Q2 2020	Q3 2020[1]	Q4 2020[1]
BLOOD	AXA4010	Sickle Cell Disease				Report top-line data from Cohort 1 of AXA4010-001

AXA1665 and AXA4010 are being investigated in Non-IND Clinical Studies. Please refer to slides 3 for further detail.
1. Timing based on current expectations and subject to risks associated with the COVID-19 pandemic.
2. We believe that this has the potential to serve as a registrational Clinical Trial, contingent upon final data readout from ongoing Clinical Study and allowance by the FDA.

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Our thanks to the subjects and investigators who participated in AXA1125-003



Participating Sites:

Arizona Liver Health
Chandler & Tucson, AZ

Bioclinical Research
Orlando, FL

Cataline Research Institute
Montclair, CA

Doctors Hospital at Renaissance
Edinburg, TX

Excel Medical Clinical Trials
Boca Raton, FL

Florida Research Institute
Lakewood Ranch, FL

Gastro One
Germantown, TN

Kansas City Research Institute
Kansas City, MO

Liver Center of Texas
Dallas, TX

National Research Institute
Los Angeles, Huntington Park & Panorama City, CA

Pinnacle Clinical Research
San Antonio & Austin, TX

Southern Therapy & Advanced Res.
Jackson, MS

Texas Digestive Disease Consultants
Fort Worth, TX

© 2020 Axcella Health Inc. All rights reserved.